Capital Senior Living Company Presentation Exhibit 99.2

2
Forward-Looking Statements
•
The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission
•
The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Investment Highlights
•
Value leader in providing quality seniors housing and care at reasonable prices
•
Well positioned to make meaningful gains in shareholder value
•
Substantially all private pay with strong cash flow generation
•
Industry benefits from need-driven demand, limited new supply and improving housing market and economy
•
Achieving solid growth in revenue, EBITDAR and CFFO
•
Executing on disciplined accretive growth initiatives through acquisitions and conversions to higher levels of care
•
Solid balance sheet

Company Overview
•
Capital Senior Living operates 113 communities in geographically concentrated regions with the capacity to serve 14,700 residents
AR.
173
CT.
178
FL.
226
IA.
122
IL.
650
IN.
2,247
KS.
165
LA.
133
MI.
429
MN.
173
MO.
662
MS.
143
NC.
593
SC.
669
NE.
668
NJ.
98
NY.
387
OH.
2,060
OK.
143
TX.
3,720
VA.
153
Resident Capacity
CA.
408
AZ.
189
GA.
70
WI.
150
As of March 31, 2014
MA.
87

Resident Demographics at CSU Communities
•
Average age of resident: 85 years
•
Average age of resident moving in: 82 years
•
Average stay period:
-3 years
•
Percent of female residents: 80%
•
Resident turnover is primarily attributed to death or need for higher care
2

The Capital Advantage: Senior Living Options
Independent Living – 52% of Resident Capacity
•
Average 113 units per IL community with large common areas and amenities
•
Supportive services, wellness programs, social, recreational and educational events
•
Average monthly rate of $2,437
•
100% private pay
•
Average length of resident stay is 31 months

The Capital Advantage: Senior Living Options
Assisted Living- 48% of Resident Capacity
•
Average 64 units per community
•
74% of communities offer AL
•
Assistance with activities of daily living including medication reminders, bathing, dressing and grooming
•
Average monthly rate of $3,955
•
Substantially all private pay
•
Average length of resident stay is 24 months

The Capital Advantage: Need Driven Demand
U.S. population 75+ years old is estimated to grow by 3.5 million from
2009 through 2015
U.S. Seniors Population Trends (75+ years old)
(Population in
millions)
Implied demand growth of
40,000 units per year
Source: NIC Investment
Guide 2010 and U.S.
Census Bureau
0.0
5.0
10.0
15.0
20.0
25.0
2009
2015
18.9
22.4
Only 1.3 million units serving a population of 18.9 million seniors
Current 6.9% penetration rate implies demand growth of 40,000 units per year
•
•

Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14

DISCOVER *the difference*

The Capital Advantage: Limited New Supply Source: NIC MAP Trends All Markets Q1 14 9 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 Absorption Inventory Growth

Q1 09
Q2 09
Q3 09
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14

DISCOVER *the difference*

10 The Capital Advantage: Senior Housing Occupancy Trends Source: NIC MAP Trends All Markets Q1 14 92.0% 91.0% 90.0% 89.0% 88.0% 87.0% 86.0% IL Communities AL Communities

The Capital Advantage: Competitive Strengths
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Value leader in geographically concentrated regions
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Experienced on-site, regional and corporate management
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Larger company economies of scale and proprietary systems
that yield operating efficiencies in highly fragmented industry
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Solid reputation in industry and 95% resident satisfaction
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Employer of choice
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Solid balance sheet
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Strong Board of Directors

The Capital Advantage: Strategy
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Focus on our core strengths
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Capitalize on competitive strengths within each of our regions to maximize the cash flow generated by our communities and
our operations
•
Capitalize on the fragmented nature of the senior living
industry to strategically aggregate local and regional operators in geographically concentrated regions
•
Increase levels of care through conversions to Assisted Living or Memory Care units
•
Attract and retain the best talent in the senior living industry

2014 Business Plan
•
Focused on Operations, marketing and growth to enhance
shareholder value through:
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Organic growth
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Proactive expense Management
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Accretive acquisitions, unit conversions and community
refurbishment projects
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Utilization of technology

2014 Business Plan: Organic Growth
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Increase average rents
• Each 3% increase generates $10.8M of revenue
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Improve occupancies
• Each 1% generates $4.0M of revenue, $2.8M of EBITDAR and $0.06 per share of CFFO
•
Convert units to higher levels of care
•
Cash flow enhancing renovations and refurbishments
•
New branding strategy, eMarketing and website enhancements
•
Implement software programs to optimize care plans and level of care charges

Solving to Achieve 90% Occupancy
Q1 2014
IL AL Total
Total Units 5,927 5,206 11,133
Occupied Units 5,050 4,654 9,704
Occupancy % 85.2% 89.4% 87.1%
Planned IL to AL Conversions
IL AL
Units (360) 360
At 90% Stabilized
Occupancy
324
Note: Conversions are subject to customary approvals
Occupancy After Conversions
Stabilize
IL AL Total
Total Units 5,567 5,566 11,133
Occupied Units 5,050 4,978 10,028
Occupancy % 90.7% 89.4% 90.1%

(in millions except number of communities and units)
2011 2012   2013     Combined
Purchase Price $83.4 $181.3 $150.4 $415.1
Communities 7 17 11 35
Units
551 1,367 881 2,799
Debt $59.3 $129.5 $112.3 $301.1
Equity $24.1 $51.8 $38.1 $114.0
First Year Revenue $21.3 $49.1 $35.1 $105.5
First Year EBITDAR $7.3 $19.1 $14.1 $40.5
First Year Cash Flow
from Operations
(CFFO)
$3.4 $9.1 $5.8 $18.3
First Year CFFO per
share
$0.13 $0.34 $0.20 $0.67
16
2014 Business Plan: External Growth
•
Strategic acquisitions of high quality senior living communities to enhance geographic concentrations – 16.1% cash on cash
returns

Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13

DISCOVER *the difference*

Operating Performance
•
Revenue and EBITDAR growth
•
EBITDAR increased 107.7% on an 85.6% increase in revenue
•
EBITDAR margin increased from 29.9% in Q1 2010 to 34.6% in Q4
2013
* As adjusted in Q4 2013 earnings release
$100.0
$90.0
$80.0
$70.0
$60.0
$50.0
$40.0
$30.0
$20.0
$10.0
$0.0
38.0%
36.0%
34.0%
32.0%
30.0%
28.0%
26.0%
24.0%
Revenue EBITDAR EBITDAR Margin %

Comparative Operating Metrics
As adjusted in press releases
2013 2012
% Increase
Total Revenues $ 350.4 $ 310.5 12.8%
EBITDAR $ 119.6 $ 110.0 8.7%
% Margin 34.9% 35.4%
CFFO $ 42.6 $ 37.3 14.2%
CFFO Per Share $1.53 $1.36

Balance Sheet
•
As of December 31, 2013 (in millions)
ASSETS
Cash and Securities $ 25.0
Other Current Assets 27.8
Total Current Assets 52.8
Fixed Assets 650.0
Other Assets 42.7
TOTAL ASSETS $ 745.5
LIABILITIES & EQUITY
Current Liabilities $ 58.7
Long-Term Debt 467.4
Other Liabilities 61.4
Total Liabilities 587.5
Stockholders’ Equity 158.0
TOTAL LIABILITIES &
EQUITY
$ 745.5

Investment Highlights
• Value leader
in geographically concentrated regions
• Substantially all private pay
• Need-driven
demand,
limited new supply
and
improving housing
market
• Experienced management team
with demonstrated ability to
operate, acquire and create shareholder value
• Accretive acquisitions
in highly fragmented industry
• Conversions to higher levels of care
with significant revenue and
cash flow growth
• Strong cash flow generation
• Solid balance sheet

Capital Senior Living Company Presentation